                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-82729


                      SUPPLEMENT DATED MAY 1, 2002 TO THE
                     STATEMENT OF ADDITIONAL INFORMATION OF
                      MORGAN STANLEY NEXT GENERATION TRUST
                             Dated October 15, 2001

The Investment Manager has agreed to waive its compensation under its management agreement with the Fund and to assume all operating expenses of the Fund (except for any brokeage fees and 12b-1 fees) until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first.